Exhibit 8.1
Exhibit 8.1 — List of subsidiaries of Abbey National plc as at 31 December 2008

	Company Name	Domicile
1	A N (123) plc	England and Wales
2	Abbey Business Services (India) Private Limited	India
3	Abbey Covered Bonds LLP	England and Wales
4	Abbey National (America) Holdings Inc.	Delaware, USA
5	Abbey National (America) Holdings Limited	England and Wales
6	Abbey National (Gibraltar) Limited	Gibraltar
7	Abbey National (Holdings) Limited	England and Wales
8	Abbey National Alpha Investments	England and Wales
9	Abbey National American Investments Limited	England and Wales
10	Abbey National Baker Street Investments	England and Wales
11	Abbey National Beta Investments Limited	England and Wales
12	Abbey National business Asset Leasing Limited	England and Wales
13	Abbey National business Cashflow Finance Limited	England and Wales
14	Abbey National business Equipment Leasing Limited	England and Wales
15	Abbey National Business Office Equipment Leasing Limited	England and Wales
16	Abbey National business Sales Aid Leasing Limited	England and Wales
17	Abbey National business Vendor Plan Leasing Limited	England and Wales
18	Abbey National Charitable Trust Limited	England and Wales
19	Abbey National Financial Investments 3 B.V.	Holland
20	Abbey National Financial Investments 4 B.V.	Holland
21	Abbey National Funding plc	England and Wales
22	Abbey National General Insurance Services Limited	England and Wales
23	Abbey National 1986 Limited	England and Wales
24	Abbey National Global Investments	England and Wales
25	Abbey National GP (Jersey) Limited	Jersey
26	Abbey National Group Pension Schemes Trustees Limited	England and Wales
27	Abbey National Guarantee Company	England and Wales
28	Abbey National Homes Limited	England and Wales
29	Abbey National International Limited	Jersey
30	Abbey National Investments	England and Wales
31	Abbey National Investments Holdings Limited	England and Wales
32	Abbey National Jersey International Limited	Jersey
33	Abbey National Legacy Limited	England and Wales
34	Abbey National Legacy Holdings Limited	England and Wales
35	Abbey Nattional Legacy Leasing Limited	England and Wales
36	Abbey National Mortgage Finance plc	England and Wales
37	Abbey National Nominees Limited	England and Wales
38	Abbey National North America Holdings Limited	England and Wales
39	Abbey National North America LLC	Delaware, USA
40	Abbey National Offshore Holdings Limited	Jersey
41	Abbey National Pension (Escrow Services) Limited	England and Wales
42	Abbey National Personal Pensions Trustee Limited.	England and Wales
43	Abbey National PLP (UK) Limited	England and Wales
44	Abbey National Properties (2) Limited	England and Wales
45	Abbey National Property Investments	England and Wales
46	Abbey National Property Services Limited	England and Wales
47	Abbey National Secretariat Services Limited	England and Wales
48	Abbey National Securities Inc.	Delaware, USA
49	Abbey National September Leasing (3) Limited	England and Wales
50	Abbey National Shelf Co. (4) Limited	England and Wales
51	Abbey National Sterling Capital plc	England and Wales
52	Abbey National Treasury International (IOM) Limited	Isle of Man
53	Abbey National Treasury Investments	England and Wales
54	Abbey National Treasury Services (Transport Holdings) Limited	England and Wales
55	Abbey National Treasury Services Investments Limited	England and Wales
56	Abbey National Treasury Services Overseas Holdings	England and Wales
57	Abbey National Treasury Services plc	England and Wales
58	Abbey National UK Investments	England and Wales
59	Abbey Stockbrokers (Nominees) Limited	England and Wales
60	Abbey Stockbrokers Limited	England and Wales
61	AN Structured Issues Limited	Jersey
62	ANDSH Limited.	England and Wales
63	ANFP (US) LLC	Delaware, USA
64	ANITCO LIMITED	England and Wales
65	Baker Street Risk and Insurance (Guernsey) Limited	Guernsey
66	Bluewick Limited	Jersey
67	Bradford & Bingley International Limited	Isle of Man
68	Brettwood Limited	Jersey
69	CA Premier Banking Limited	England and Wales
70	Carfax (Guernsey) Limited	Guernsey
71	Cater Allen Holdings Limited	England and Wales
72	Cater Allen International Limited	England and Wales
73	Cater Allen Limited	England and Wales
74	Cater Allen Lloyd’s Holdings Limited	England and Wales
75	Cater Allen Pensions Limited	England and Wales
76	Cater Allen Syndicate Management Limited	England and Wales
77	Cater Tyndall Limited	England and Wales
78	Debt Management and Recovery Services Limited	England and Wales
79	Duchess Parade Investments Limited	England and Wales
80	First National Motor Business Limited	England and Wales
81	First National Motor Contracts Limited	England and Wales
82	First National Motor Facilities Limited	England and Wales
83	First National Motor Finance Limited	England and Wales
84	First National Motor Leasing Limited	England and Wales
85	First National Motor plc	England and Wales
86	IEM (Holland) Aircraft Lease B.V.	Holland
87	IEM 757 Leasing I B.V.	Holland
88	IEM Airfinance B.V.	Holland
89	IEM Lease Aircraft B.V.	Holland
90	Insurance Funding Solutions Limited	England and Wales
91	James Hay Administration Company Limited	England and Wales
92	James Hay Holdings Limited	England and Wales
93	James Hay Insurance Company Limited	Jersey
94	James Hay Pension Trustees Limited	England and Wales
95	James Hay Wrap Managers Limited	England and Wales
96	N&P (B.E.S.) Loans	England and Wales
97	PSA Finance PLC	England and Wales
98	Santander Consumer (UK) plc	England and Wales
99	Santander Private Banking UK Limited	England and Wales
100	Sarum Trustees Limited	England and Wales
101	Scottish Mutual Pensions Limited	England and Wales
102	Sheppards Moneybrokers Limited	England and Wales
103	Solarlaser Limited	England and Wales
104	The WF Company Limited	England and Wales
105	Whitewick Limited	Jersey